Exhibit 10.26

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 9, 2015 by and among UFP TECHNOLOGIES, INC., a Delaware corporation, MOULDED FIBRE TECHNOLOGY, INC., a Maine corporation, SIMCO INDUSTRIES, INC., a Michigan corporation, SIMCO AUTOMOTIVE TRIM, INC., a Michigan corporation, STEPHENSON & LAWYER, INC., a Michigan corporation, and PATTERSON PROPERTIES CORPORATION, a Michigan corporation, as joint and several borrowers (each a “Borrower” and collectively, the “Borrowers”), BANK OF AMERICA, N.A., as the sole initial lender (the “Lender”), Swingline Lender and L/C Issuer, and BANK OF AMERICA, N.A. as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, Lender and Administrative Agent are parties to that certain Credit Agreement dated as of December 2, 2013 (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers, Lender and Administrative Agent wish to amend the Credit Agreement as described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:

1.                                      Capitalized Terms.  Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.                                      Amendment to Credit Agreement. Effective as of December 31, 2014, the defined term “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended in its entirety and restated as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA, less (ii) Capital Expenditures up to an aggregate amount of $5,000,000, less (iii) the aggregate amount of all Restricted Payments, less (iv) the aggregate amount of federal, state, local and foreign income taxes paid in cash, to (b) the sum of (i) Consolidated Interest Charges to the extent paid in cash, plus (ii) the aggregate principal amount of all redemptions or similar acquisitions for value of outstanding debt for borrowed money or regularly scheduled principal payments, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement Period.”

3.                                      No Default; Representations and Warranties, etc.  The Borrowers hereby confirm that after giving effect to this Amendment (a) the representations and warranties of each Loan Party and each of its Subsidiaries contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) no Default or Event of Default has occurred and is continuing as of the date hereof; (c) each Loan Party has the power and is duly authorized to execute, deliver and perform its obligations under this Amendment; (d) the execution, delivery and performance of the this Amendment have been duly authorized by all necessary corporate or limited liability company action; and (e) this Amendment, when executed and delivered by each Loan

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Party, will be a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

4.                                      Confirmation.  The Borrowers hereby reaffirm each of the agreements, covenants, indemnities and undertakings set forth in the Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, as modified hereby, as if the Borrowers were making such agreements, covenants and undertakings on the date of this Amendment.  The Borrowers hereby acknowledge and agree that, as of the date of this Amendment, no right of offset, defense, counterclaim, claim, cause of action or objection in favor of Borrowers against the Administrative Agent, the Lender or any of their Related Parties exists arising out of or with respect to (i) this Amendment, the Credit Agreement or any other Loan Document or the Obligations, or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing.

5.                                      Effectiveness of Amendment.  The effectiveness of this Amendment shall be subject to the satisfaction of the following condition precedent: the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic mail transmission of a signed signature page to this Amendment) that such party has signed a counterpart to this Amendment, as well as such other documents, instruments, and certificates as the Administrative Agent may reasonably request in connection with this Amendment.

6.                                      Miscellaneous.

(a)                                 Except to the extent specifically amended hereby, the Credit Agreement, the other Loan Documents and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, other Loan Documents or such other related documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(b)                                 This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c)                                  This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)                                 Obligors agree to pay all reasonable and documented out-of-pocket expenses, including the reasonable and documented out-of-pocket legal fees and disbursements (limited to one primary counsel plus any necessary special or local counsel) incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

(e)                                  This Amendment shall be considered a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Credit Agreement which shall be deemed to be a sealed instrument as of the date first above written.

BORROWERS:	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
	Name:	Ronald J. Lataille
	Title:	Chief Financial Officer

MOULDED FIBRE TECHNOLOGY, INC.

	By:	/s/ Ronald J. Lataille
	Name:	Ronald J. Lataille
	Title:	Treasurer

SIMCO INDUSTRIES, INC.

	By:	/s/ Ronald J. Lataille
	Name:	Ronald J. Lataille
	Title:	Treasurer

SIMCO AUTOMOTIVE TRIM, INC.

	By:	/s/ Ronald J. Lataille
	Name:	Ronald J. Lataille
	Title:	Treasurer

[Signature Page - Amendment to Credit Agreement]

STEPHENSON & LAWYER, INC.

By:	/s/ Ronald J. Lataille
Name:	Ronald J. Lataille
Title:	Treasurer

PATTERSON PROPERTIES CORPORATION

By:	/s/ Ronald J. Lataille
Name:	Ronald J. Lataille
Title:	Treasurer

[Signature Page - Amendment to Credit Agreement]

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent

By	/s/ Peter McCarthy
Name:	Peter McCarthy
Title:	Senior Vice President

[Signature Page - Amendment to Credit Agreement]

LENDER, L/C ISSUER AND SWINGLINE LENDER

BANK OF AMERICA, N.A.

By	/s/ Peter McCarthy
Name:	Peter McCarthy
Title:	Senior Vice President

[Signature Page - Amendment to Credit Agreement]